UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
April 13, 2009
Date of Report (Date of earliest event reported)
ARRIS Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-31254	58-2588724

(Commission File Number)	(IRS Employer Identification No.)

3871 Lakefield Drive, Suwanee, Georgia	30024

(Address of Principal Executive Offices)	(Zip Code)
678-473-2000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          Effective April 12, 2013, Arris Group, Inc. (the “Company”) amended Article II of the Company’s Bylaws to provide the Company’s Lead Director authority, in certain circumstances, to call and preside over meetings of the Board. The amended Bylaws further provide the Lead Director, or an independent Chairman, the authority to call and preside over executive sessions of the independent members of the Board.
           The Company’s Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
3.1	Amended and Restated Bylaws of the Company

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS Group, Inc.

By:	/s/ Lawrence A. Margolis
Lawrence A. Margolis Executive Vice President, Administration, Legal, HR, and Strategy, Chief Counsel, and Secretary
Dated: April 14, 2009

EXHIBIT INDEX

Exhibit
Number	Exhibit
3.1	Amended and Restated Bylaws of the Company

3